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Exhibit 10.7

SUBCONTRACTOR AGREEMENT

Between

SIGNAL CORPORATION 3040 Williams Drive Suite 200 Fairfax, Virginia 22031	And	Argus Networks, Inc. 207 House Avenue Suite 104 Camp Hill, PA 17011

Prime Contract No.:		DTTS59-99-D-00445
Prime Contract Title:		ITOP II
Subcontract Number:		99-108-Argus-ITOP II
Subcontract Type:		ID/IQ with CPFF, CPAF, Time-and-Material/Labor Hour or, or Firm Fixed Price Purchase Orders
Buyer's Subcontract Administrator:		Kelly M. Davidson
Buyer's Subcontract Administrator Telephone No.:		(703) 205-2478
Buyer's Subcontract Administrator Facsimile No.:		(703) 205-9815
Buyer's Subcontract Administrator E-mail:		kelly davidson@signalcorp.com
Seller's Subcontract Administrator:		Cynthia L. Butts
Seller's Subcontract Administrator Telephone No.:		(717) 731-0760
Seller's Subcontract Administrator Facsimile No.:		(717) 909-6581
Seller's Subcontract Administrator E-mail:		cbutts@digitaltraffic.com

This subcontract is entered into between SIGNAL Corporation, having an office at 3040 Williams Drive, Suite 200, Fairfax, Virginia 22031, a Virginia Corporation, (hereinafter referred to as "the Buyer") and Argus Networks, Inc., having an office at 207 House Avenue, Suite 104, Camp Hill, PA 17011 (hereinafter referred to as "the Seller").

This agreement definitizes the letter Subcontract/Letter Task Order 001 executed by Buyer and Seller and dated 21 April 1999. Additionally, the following documents are hereby incorporated into and made a part of this agreement: (1) Letter from Commercial West Insurance Agency to SIGNAL Corporation dated April 7, 1999; (2) Agreement between Argus Networks, Inc., TL Ventures, PA Early Stage Partners, and SIGNAL Corporation dated April 8, 1999; and (3) Letter from PA Early Stage Partners and TL Ventures to SIGNAL Corporation dated April 12, 1999.

WITNESSETH THAT

In consideration of mutual promises, covenants, and agreements herein set forth, the Parties agree that the Seller shall furnish and deliver to the Buyer all the supplies, and perform all the services set forth in the attached schedule, for the consideration stated herein. The rights and obligations of the parties to this Subcontract shall be subject to and governed by the Schedule, Subcontract clauses, and other documents or specifications attached hereto or referenced herein.

SECTION A—SCHEDULE

A-l   GENERAL PROVISIONS OF PURCHASE

  This Subcontract constitutes the type of contract whereby the Seller, as an independent contractor and not as an agent of the Buyer, shall, in accordance with the Terms and Conditions of this Subcontract and the Statement of Work (SOW) set forth in Exhibit A, provide the necessary personnel and do all things necessary and/or incidental to the furnishing and delivery to the Buyer of the supplies and/or services in accordance with the specifications and other requirements applicable thereto and referenced therein on a Purchase Order (PO) basis.

  This is an indefinite delivery, indefinite quantity type Subcontract with Cost Plus Fixed Fee (CPFF), Cost Plus Award Fee (CPAF), Time-and-Materials/Labor Hour (T&M), and Firm Fixed Price (FFP) tasks wherein work is initiated by task orders requested by the Government. This subcontract shall be the basis of the terms and conditions that apply to each issued PO, while other specific terms will be added if required as needed.

  Each PO issued under this subcontract will begin with a bid response from the Seller, which will provide fully loaded rates of the individuals being bid. Fee shall be stated separately for CPFF and CPAF proposals shall be included in proposals for FFP and shall be included in the fully loaded rates for T&M. When applicable, Other Direct Costs (ODC) shall be included in Seller's proposal with a detail listing of all proposed ODCs.

  No work shall commence without either issuance of funded PO or verbal authorization from the Buyer's Subcontract Administrator. Under no circumstances will the Buyer be liable for any costs incurred by the Seller in excess of the authorized funding limitation.

A-2  PERIOD OF PERFORMANCE

  This subcontract shall commence as of the latest date executed by the parties hereto and shall continue in full force and effect until 28 February 2006, unless terminated as provided herein. Specific task order periods of performance shall be stated on individual POs.

A-3  PLACE OF PERFORMANCE

  The place(s) of performance for work to be performed under this Subcontract shall be specified on individual Purchase Orders or its relative Statement of Work (SOW).

A-4  FUNDING

  The Buyer cannot predict accurately the types and quantities of services needed for any period of time. This subcontract therefor does not guarantee a minimum quantity of services. All funding shall be provided by issuance of individual POs.

A-5  TRAVEL AND OTHER DIRECT COST

  Travel and ODCs shall be proposed in Seller's cost proposals.

    A.
    Outside the Washington DC Metropolitan Area, the Seller shall be reimbursed for air travel and other direct cost at actual cost without fee not to exceed coach fare. Travel subsistence reimbursement will be authorized under the rates and conditions of the Federal Travel Regulations and the Department's Travel Manual (DOT 1500.6A). Per diem will be reimbursed at actuals, not to exceed the per diem rates set forth in Federal Property Management Regulations (FPMR) 41 CFR Chapter 101, chapter 7, GSA Bulletin FPMA A-40 Supplement (in effect at time of travel), or at said per diem rates regardless of actual cost, whichever is in accordance with the Seller's standard accounting practice or disclosure statement. Travel of more than 10 hours, but less than 24 hours, when no lodging is required, per diem shall be one-half of the Meals and Incidental Expenses (M&IE) rate applicable to the location of the temporary duty assignment. If more than one temporary duty point is involved, the allowance will be one-half of the M&IE rate prescribed for the location where the majority of the time is spent performing official business. The Per Diem allowance shall not be allowed when the period of official travel is 10 hours or less during the same calendar day. Travel by privately owned vehicle will be reimbursed at the current GSA approved mileage rate. If the Seller incurs travel costs in excess of the amount shown in each TO, it is at its own expense.

    B.
    Inside the Washington, DC Metropolitan Area, travel will be reimbursed based on the policies stated in paragraph A above and normal commuting expenses are not allowed.

    C.
    Any burden added to the travel cost will be allowed only as defined in the Seller's standard accounting practice or disclosure statement.

    D.
    Travel instructions for TOs issued by other than the Department of Transportation (DOT) shall be specified in the individual TO.

A-6  OVERTIME

  No overtime premiums are allowable as a direct charge unless authorized in writing by the Buyer's Program Manager.

A-7  ORDERING

  Services to be provided under this Subcontract will be ordered by the issuance of POs by the Buyer and shall be within the scope of the work presented in Exhibit A. All POs are subject to the terms and conditions of the Subcontract. The Subcontract shall control in the event of any conflict with an issued PO.

  The POs shall contain the following:

  1.
  PO Number;

  2.
  Effective Date of the PO;

  3.
  Subcontract Number PO Number;

  4.
  Period of Performance;

  5.
  Funding;

  6.
  Any other pertinent information related to performance of the work.

  Oral orders may be placed in emergency situations in accordance with Article B-2 with the information described above to be furnished to the Seller at the time of the oral order placement. Oral orders shall be confirmed, in writing, within TEN (10) WORKING DAYS after the date of the oral order issuance.

SECTION B—SUBCONTRACT ADMINISTRATION CLAUSES

B-l   AUTHORIZED REPRESENTATIVES

  The following individuals are the authorized representatives for both parties hereto:

Buyer

Position/Function	Authority
President and CEO	Obligate Buyer and Execute all Agreements and Documentation
Sr. Vice President, Administration	Obligate Buyer and Execute all Agreements and Documentation
Director of Contracts	Obligate Buyer and Execute all Agreements and Documentation
Subcontract Administrator	Initiate, Negotiate and Approve Contractual Activity on a day-to-day basis

Seller

President & CEO	Obligate Seller and Execute all Agreements and Documentation
President & CEO	Obligate Seller and Execute Contractual Agreements and Related Documentation
Director of Engineering/Program Mgr.	Initiate, Negotiate and Approve Contractual Activity on a day-to-day basis

B-2  SUBCONTRACT ADMINISTRATION

  With the exception of oral authorization as stated in Article A-7, no oral statement from any person whomsoever, shall in any manner or degree, modify or otherwise affect the terms of this Subcontract. Only those individuals identified in Section B-l as authorized to obligate the Buyer may approve changes in any of the requirements under this Subcontract, and not withstanding any provisions contained elsewhere in this Subcontract, the said authority remains solely with those identified in Section B-1. In the event the Seller effects any such change at the direction of any person other than those identified in Section B-l, the change will be considered to have been without authority and no adjustment will be made in the subcontract price to cover any increase in costs incurred as a result thereof.

  In addition to any requirements of the "Notification of Change" clause, the Seller must, within seven (7) calendar days, notify the Subcontract Administrator of any direction, instruction, or communications received from Government personnel or SIGNAL personnel, the implementation of which is estimated to increase the Subcontract cost of performance, even though such direction is considered by the Seller to be within the contract scope.

  All meetings and other contacts involving the Seller's personnel and/or their representatives with representatives of the Government, relative to the effort herein, shall be coordinated through the Buyer's duly authorized representative. The Seller is further reminded that only the Buyer can direct the Seller and/or modify the terms and conditions of the Subcontract Agreement. Such modifications shall be set forth in writing signed by both parties.

B-3  TECHNICAL DIRECTION

  The Buyer may designate a representative to serve as the Technical Representative under this Subcontract. Such a representative, if appointed, shall be designated in writing from the Subcontract Administrator to the Seller. The Technical Representative shall represent the designated Subcontract Administrator for technical performance issues only. The Technical Representative is not authorized to commit the Buyer or make any changes to this Agreement. If at any time the Seller believes that the Technical Representative is requesting any changes to this Agreement, the Seller will immediately notify the Buyer's Subcontract Administrator. The following individual(s) is/are designated representative(s) under this Subcontract.

For Buyer:	Mr. Barry Kane/Ms. Sylvia Dennis/Mr. Douglas Hildebrand
For Seller:	David L. Jannetta/Peter Delricco

B-4  SUBCONTRACTING

  The Seller shall not subcontract any of the services to be performed or items to be delivered hereunder without the prior written approval of the Buyer. Any approval, if given, shall be without prejudice to the Buyer and Seller shall assume all liability for subcontracts issued hereunder and the work or services performed. Any subcontractor retained by the Seller must be obliged in writing to the same obligations as are set forth herein with respect to the Seller. In the event that the Seller receives approval to subcontract certain portions of the services, the term "employee" as it refers to the Seller herein shall be deemed to include such subcontractor and its employees. Seller agrees that any subcontractor's charges for work for which the Seller seeks reimbursement from the Buyer hereunder shall be no higher than if performed by the Seller, unless otherwise agreed to in writing by the Buyer. By this Agreement, Buyer gives written consent to enter into subcontract agreements as contemplated by the proposal(s) submitted to and accepted by Buyer.

B-5  PRIVITY OF CONTRACT

  In order to properly perform and/or execute this Agreement, the Seller may require frequent interface with the Buyer's client (the Client). However, no privity of contract exists between the Seller and the Client. Seller may neither take direction from, nor discuss any terms and conditions of this Agreement with the Client unless the Buyer is present and authorizes the discussion. Seller shall immediately notify Buyer's Technical Representative if at any time he believes the Client is effecting a change to this Subcontract. Breach of this clause is cause for Termination in accordance with Article B-17, Termination.

B-6  INVOICE AND PAYMENT

    A.
    The Seller shall invoice the Buyer not more than on a monthly basis covering the amount claimed to be due for services rendered and cost incurred thereunder. Invoices or vouchers for payments hereunder shall be certified by a responsible official of the Seller's organization and shall be submitted in an original and two (2) copies to the following addresses:

Original and One (1) Copy To:	One (1) Copy To:

Accounts Payable, ITOP II SIGNAL Corporation 3040 Williams Drive, Suite 200 Fairfax, Virginia 22031	Douglas Hildebrand SIGNAL Corporation 3040 Williams Drive, Suite 200 Fairfax, Virginia 22031
    B.
    Each invoice submitted by the Seller shall contain the following:

    1.
    Name and address of the Subcontractor

    2.
    Subcontract Number

    3.
    Purchaser Order Number

    4.
    Invoice Number

      5.
      Invoice Amount

      6.
      Invoice Date

      7.
      Period of Performance for which the invoice is submitted.

      8.
      For CPAF, and CPFF, for the current period, a breakdown of total costs by line item fully loaded (exclusive of fee) with the appropriate subcontractor burden. Major line items include but are not limited to direct labor, travel, and other direct costs. All overtime premium cost, if allowable, shall be itemized. Fee shall be shown as a separate line item on the invoice.

      9.
      The number of direct labor hours shall be provided by individual name/labor category during the current period and cumulative through the invoice period. ODCs shall be shown as a separate line item on the invoice.

      10.
      T&M invoices shall be submitted in accordance with FAR clause 52,232-7, Payment under Time-and-Materials and Labor Hours Contracts to include the withholding of costs.

      11.
      To the extent authorized by the Buyer, travel and other direct costs incurred will be reimbursed at cost. All travel shall be performed and will be reimbursed in accordance with the Government Joint Travel Regulations. No fee will be paid on travel and other direct costs incurred by the Seller.

      12.
      Cumulative amounts for costs and fee by line item invoiced through the period for which the current invoice is rendered.

      13.
      CPAF and CPFF invoices should provide for a withholding of fee in accordance with FAR Clause 52.216-08, Fixed Fee, Payments of fee will be based on the percentage of costs incurred subject to the withholding requirements. In the event of discontinuance of work or sufficient funds are not allotted to the Subcontract, the Seller's fee will be adjusted in accordance with the amount of work performed. In no event shall the Buyer be required to pay the Seller any amount in excess of the funds allotted under this Subcontract unless otherwise agreed to in writing.

      14.
      For FFP POs, the Seller shall invoice the Buyer for labor costs in accordance with FAR Clause 52.232-1, "Payments".
    C.
    Invoices shall be submitted on a monthly basis, in accordance with the Seller's accounting calendar, but shall be due by the 10th of each month.

    D.
    Seller shall be paid within ten (10) business days of receipt of payment from the Government. To ensure the most timely payment, the Seller should submit their invoice by the 10th of the month. Remittance address for payment shall be stated on each invoice.

    E.
    The Buyer will notify the Seller if any reimbursable costs claimed by the Seller are unallowable. The Seller will then submit a revised invoice to the Buyer's offices cited above.

    F.
    The Buyer may request and the Seller shall furnish supporting documentation for any invoice. Supporting documentation shall include, but is not limited to, time sheets, travel claims, and invoices for other direct charges.

    G.
    The final invoice shall be clearly designated as the "Final Invoice" and shall be supported by a schedule of cumulative amounts incurred and billed to completion date. The Buyer shall not be held liable for final invoices submitted later than ninety (90) days after completion of services unless mutually agreed upon.

    H.
    The Seller agrees to indemnify and hold the Buyer harmless for any claims by the Government for fines, penalties, or request for refunds because of billing irregularities of the Seller or rate disputes with the Seller.

B-7  LIMITATION OF BUYER'S OBLIGATION

  The parties contemplate that the Buyer may allot funds to this Agreement by issuance of individual Purchase Orders which will state separately the amounts allotted for performance, and the period of performance such amounts are expected to cover. However, the Seller is not required to continue performance once funds assigned to date have been expended and Buyer is not required to reimburse Seller for any funds expended beyond the funded amount contained herein or within individual POs subsequently increased or decreased in accordance with modification procedures.

B-8  INSPECTION AND ACCEPTANCE

  Final inspection and acceptance of all work to be performed hereunder shall be made in accordance with the Statement of Work and Contract Data Requirements List (CDRL) provided in Exhibit A. The Program Manager/Technical Representative must subject all CDRL items to SIGNAL's Quality Assurance Review and approval. The Buyer shall make final inspection and acceptance of all supplies and/or all work to be performed hereunder.

B-9  DELIVERY

  All items shall be shipped F.O.B. destination. Title shall transfer upon delivery to Buyer, but shall revisit with Seller upon a rejection or revocation of acceptance by Buyer.

B-10 WARRANTIES

    A.
    Seller represents and warrants that Seller is under no obligation or restriction nor will Seller assume any such obligation or restriction which would in any way interfere or be inconsistent with, or present any conflict of interest concerning the services or items to be furnished by the Seller under this Agreement.

    B.
    Seller warrants that it shall perform all services contracted for under this Agreement in a workmanlike manner and in accordance with the requirements set forth in the Statement of Work and/or Purchase Order issued hereunder.

    C.
    Seller warrants the originality of the items prepared for or submitted to the Buyer under this Agreement and that no portion of such items or their use or distribution violates or is protected by any copyright or similar right of any third party.

B-11 YEAR 2000 WARRANTY

    A.
    Year 2000 Warranty: Seller represents and warrants that the Products (including all hardware, software and firmware created or delivered by Seller or created by any third-party and sold/licensed pursuant to the Contract), are capable of accurately processing date/time data—including, but not limited to, calculating, comparing, and sequencing—from, into, and between the twentieth and twenty-first centuries, and the years 1999 and

      2000, and leap-year calculations, and that the Products have been tested to validate these capabilities. Further, Seller represents and warrants that the Products being acquired when used in combination with other information technology, shall accurately process date/time data if the other information technology properly exchanges date data with it. Without limiting the foregoing, the Seller further represents and warrants that: (a) If the Contract requires that the specific Products listed in the Contract must perform together as a system, then this warranty shall apply to those listed products as a system; (b) The Products provide that all date-related data interface functionalities include the indication of century; and (c) The Products provide that all date-related user interface functionalities and data fields include the indication of century.

    B.
    Warranty Term: The warranty set forth herein shall begin as of the date of the Contract and end on the date after March 1, 2000, subsequent to which the Products have operated without failure or defect for a consecutive one (1) year period.

    C.
    Remedies For Noncompliance of Year 2000 Warranty:

    1.
    Seller agrees, at SIGNAL's option, to (i) make repairs to any defective Products within twenty-four (24) hours of report of such defect by SIGNAL at no charge to SIGNAL, or (ii) replace any defective Products with conforming Products at Seller's sole expense. In the event SIGNAL elects to have the Products repaired by the Seller in the face of any decrease in Product functionality related to time and date related codes and internal subroutines that impede the Products from operating beyond the year 1999, the Seller agrees to make required corrections to restore the Products to the same level of functionality as warranted herein without interruption to the ongoing business of SIGNAL.

    2.
    Any provisions of the Contract that tend to limit or eliminate the liability of Seller shall have no application with respect to the Year 2000 Warranty set forth herein. Nothing in this warranty provision shall be construed to limit any rights or remedies SIGNAL may otherwise have under the Contract with respect to defects other than Year 2000 performance.

B-12 SECURITY REQUIREMENTS

  The Contract Security Classification Specification (DD Form 254), Exhibit D, maybe applicable to this Subcontract, and will be part of this Agreement. The Seller shall maintain and administer a security program in accordance with DOD 5220.00-M, "Industrial Security Manual for Safeguarding Classified Information", and DIAR 50-2, "Information Security Program", and those additional documents identified on the DD Form 254.

  Loss or suspension of required security clearance, as set forth in the DD Form 254, will result in the inability to perform in accordance with the terms and conditions of the Subcontract. As a result, the subcontract is subject to termination in accordance with FAR clause 52.249-06, Termination (Cost Reimbursement).

  The Buyer reserves the right to direct any employee of the Seller to be removed from performance, direct or indirect, for reason of security violation(s) whether or not deemed of sufficient severity to warrant action to terminate the Seller's or individual's security clearance. The Buyer also reserves the right to direct any employee of the Seller to be removed for any investigation of alleged misconduct which may, in the opinion of the Buyer, jeopardize the security of the project.

B-13 REPORTS

  The Seller shall furnish Reports, Data, and Other Documentation as set forth in this subcontract. All reports, and/or documentation shall be delivered in accordance with instructions contained in the Statement of Work attached herein.

B-14 CHANGES

  The Buyer, may at any time, by written modification to the Subcontract Agreement and related purchase orders, make changes within the general scope of this subcontract, in any one or more of the following: (i) statement of work, types of services, drawings, designs, or specifications, where the supplies to be furnished are specifically manufactured for the Buyer in accordance therewith; (ii) method of shipment or packaging; (iii) place of delivery; and Seller shall comply therewith.

  If any changes causes an increase or decrease in the cost or the time required for the performance of any part of the work under this subcontract and any related purchase order, an equitable adjustment may be made in the price or delivery schedule, or both, and the subcontract and related purchase order shall be modified in writing accordingly. Any claim by Seller for adjustment under this clause must be asserted within ten (10) days from the date of receipt by Seller of the notification of change provided, however, the Buyer, if it decides that the facts justify such action, may receive and act upon any such claim asserted at any time prior to final payment under the subcontract. Where the cost of property made obsolete or excess as a result of a change is included in Seller's claim for adjustment, Buyer shall have the right to prescribe the manner of disposition of such property. Failure to agree on any claim for equitable adjustment under this clause shall be a dispute and the Seller may thereupon pursue any remedy which it may have in under the clause B-29 (Disputes). Pending the resolution of any such dispute, Seller shall diligently pursue the performance under the subcontract related purchase order as changed.

B-15 INSURANCE

  The Seller shall at its own expense, procure and thereafter maintain the following kinds of insurance with respect to performance under this Subcontract:

  Workers' Compensation and Employer's Liability Insurance as required by law except that if this Subcontract is to be performed in a State which does not require or permit private insurance, then compliance with the statutory or administrative requirements in any such State will be satisfactory. The required Workers' Compensation insurance shall extend to cover employer's liability for accidental bodily injury or death and from accidental bodily injury or death and for occupational disease with a minimum liability limit of $200,000.

  General Liability Insurance. Bodily injury liability insurance, in the minimum limits of $1,000,000 per occurrence shall be required on the comprehensive form of policy.

  Automobile Liability Insurance. This insurance shall be required on comprehensive form of policy and shall provide bodily injury liability and property damage liability covering the operation of all automobiles used in connection with the performance of the contract. At least the minimum limits of $400,000 per person and $1,000,000 per occurrence for bodily injury and $40,000 per occurrence for property damage shall be required.

  Prior to the commencement of work hereunder, the Seller shall furnish to the Buyer a certificate or written statement evidencing issuance of the above required insurance. The Seller shall notify buyer when cancellation or any material change in the policies adversely affects the interests of the Buyer in such insurance and such changes shall not become effective until thirty (30) days after written notice is provided to the Buyer.

  In the event the Seller fails to furnish such certificates prior to the commencing of work or to continue to maintain such insurance during the performance of the subcontract, the Buyer shall have the right to terminate this Subcontract for default or to withhold any payments or partial payments required to be made under this Subcontract and shall have the right to continue withholding any or all of said payments so long as the Seller has not complied with the requirements of this clause.

B-16 NOTICE OF DELAY

  In addition to its obligation herein with respect to notice of labor disputes, whenever any other actual or potential event is delaying or threatening to delay delivery of the goods or performance of the services under this Subcontract, the Seller shall as soon as possible give notice thereof to the Buyer.

B-17 TERMINATION

  The Buyer may terminate this Subcontract in whole or in part for default if Seller fails to properly perform in accordance with the terms and conditions stated herein. If Seller fails to cure the default within ten (10) days after receiving a notice specifying the default, such termination may require the Buyer to otherwise acquire the goods and services and Subcontractor will be liable for Buyer's costs for such other goods and services.

  In addition, Seller will be liable for vendor cost to Buyer for these goods or services in excess of those costs stated herein. The cost will include but not exceed the total expenditures necessary to recover goods or services lost for the work for which Seller was determined to be in default.

  If the Government terminates the Prime Contract in whole or in part for any reason, Buyer may terminate the Subcontract in whole or in part. In addition, Seller agrees to honor a stop work order issued by Buyer as a result of a stop work issued to the Buyer by the Government.

  The Buyer may terminate this Agreement immediately in the event of:

  (i)
  any proceeding in insolvency, dissolution or liquidation by or against the Seller;

  (ii)
  any assignment of Seller' s assets for the benefit of creditors; or

  (iii)
  any transfer of substantially all of Seller's business or assets to a third party.

DELETED UNILATERAL TERMINATION PROVISION

  Upon termination, Seller will immediately return to Buyer all equipment, supplies, property or other items procured by or given to Seller for performance of this Subcontract. In addition, Seller will deliver to Buyer all work completed or in process under this Subcontract.

  Upon termination, the Buyer shall pay all unpaid allowable charges due to the Seller.

B-18 CONFLICT OF INTEREST

  The Seller shall notify the Buyer in writing identifying any situation in which the potential for an Organizational Conflict of Interest exists.

B-19 KEY PERSONNEL

  The Seller shall not without prior written notice to and approval by Buyer and the Government, change the Staff designated in individual Purchase Orders as "key personnel" except for reasons of resignation, death, or inability to work by reasons of health. Change includes, but is not limited, to reassignment in any fashion, relief from current responsibility, or transfer to lesser or unrelated Responsibility.

  Seller must provide replacement personnel possessing equal or better related job knowledge, experience and authority at no additional costs to the Buyer or Government. In the event Seller can not meet this requirement, SIGNAL shall have the unilateral right to staff the billet without consideration to Seller.

B-20 ASSIGNMENT OF PERSONNEL

  The Seller shall receive approval from the Buyer's Technical Representative for all personnel assigned to work under this Subcontract or otherwise involved in the performance of the

  Subcontract prior to their commencement of work related to the Subcontract. The Buyer shall document to the Seller in writing the specific reasons for not accepting any applicant which the seller has selected to meet the position qualifications.

B-21 STAFFING AND CONDUCT OF SELLER PERSONNEL

  The Seller shall segregate the labor categories pursuant to the classification and qualification levels in Exhibit E (this section applies to the classification and levels of labor quality specified in the initial solicitation).

  The Seller's staffing actions and personnel assigned under the Subcontract shall be approved in advance by the Buyer's Program Manager or duly authorized representative in order to assure compliance with the Statement of Work. Should the Seller be unable to meet the staffing plan, such staffing shortfall may not be compensated for by over staffing during later periods without the approval of the Buyer's Program Manager or duly authorized representative.

  The Buyer's Program Manager, after due consultation with the Seller, may request the Seller remove any employee of the Seller whose performance is deemed unacceptable and it shall be the responsibility of the Seller to so remove and replace that individual at no cost to the Buyer.

  If the Seller is requested to remove any of the Seller's personnel from further performance under this Subcontract for reason of unethical conduct, security reasons, or for violation of installation regulations, the Seller shall bear all costs associated with such removal including the costs for replacement of the personnel removed.

B-22 NO-HIRE PROVISION

  During the period of performance of this subcontract, and for a period of one (1) year thereafter, the neither party shall not solicit or engage the services of any employee of the other party engaged in performance of work related to this subcontract, without expressed written notification to and acceptance by the other party.

  However, in the event of Termination of Default of the Seller, in accordance with Article B-17, Termination, this clause will have no force or effect.

B-23 PROPRIETARY OR CONFIDENTIAL INFORMATION

  Seller shall not disclose and shall protect from disclosure all Buyer and client confidential data, acquired by the Seller under this Agreement, for a period of three (3) years following the termination of this Agreement.

  Seller shall not use or duplicate, in any way, any proprietary information, including trade secrets, belonging to or supplied by or otherwise made available by Buyer with the exception of such duplication as required for the performance of work or the rendering of services for Buyer or at the direction of Buyer. By definition, all proprietary materials will be clearly stamped and identified as such.

  Seller shall not, without first obtaining the written permission of Buyer, divulge to any other person or organization for any reason, any proprietary information belonging to or supplied or otherwise made available by Buyer relating to processes, designs, formulas, products, manufacturing methods, techniques, or any business in which Buyer is engaged or with which Buyer may be concerned. The term "proprietary information" as used herein shall be defined as, such information and/or software provided to Seller by Buyer to perform or render services pursuant to this Agreement and shall exclude software, sensors, business plans, designs and equipment developed or acquired by Seller or its subcontractor, and information or data generated or collected through the operation, maintenance and installation of sensor based traffic monitoring systems.

  If Seller desires to employ proprietary information in the performance of tasks assigned hereunder which Seller wishes to hold outside the requirements of this clause, Seller shall obtain written approval from Buyer prior to the use of said proprietary information.

B-24 BANKRUPTCY

  Subject to the rights of any trustee in bankruptcy and to applicable law, in the event of the appointment of a trustee, receiver, or liquidator for all or a portion of Seller's property, or for any act of bankruptcy by the Seller as defined in the Bankruptcy Act, as amended, or for any voluntary petition in bankruptcy by the Seller, the Buyer may terminate the right of the Seller to proceed with the performance of this Subcontract without further obligation, except that the Buyer shall be obliged to pay for any article or services delivered and accepted prior to any of the foregoing occurrences.

B-25 ASSIGNMENT OF SUBCONTRACT

  Any assignment or delegation of this Subcontract or rights or duties hereunder by the Seller shall be void, unless the Buyer gives prior written consent thereto. Any funds due, or to become due hereunder, may be assigned, provided that such assignment shall not be binding upon the Buyer until the assignment agreement is accepted and acknowledged in writing, and shall be subject to any proper deductions or set-offs against such funds.

  In no event shall copies of the Subcontract or any plans, specifications, or there similar documents relating to work under this Subcontract, if marked "Top Secret", "Secret", or "Confidential", be furnished to any assignee of any claim arising under this Subcontract, or to any other person not entitled to receive the same. However, a copy of any part or this entire Subcontract may be furnished, or any information contained therein may be disclosed, to such assignee upon prior written authorization of the Government Contracting Officer. A request for authorization shall be submitted through the Buyer.

B-26 RELEASE OF NEWS INFORMATION

  No news releases, including photographs and films, public announcements or confirmation of same, or any part of the subject matter of this Subcontract or any phase of any program hereunder shall be made without the prior written approval of the Buyer's Subcontract Administrator.

B-27 CERTIFICATIONS

  All certifications and representations including, but not limited to, those submitted to the Buyer in connection with the award of this Subcontract are incorporated herein and made part hereof and such have been relied upon by the Buyer in issuing this Subcontract. The Seller agrees to promptly advise the Buyer should there by any change in the Seller's status with respect to the matters covered by such representations and certifications.

B-28 ORDER OF PRECEDENCE

  To the extent of any inconsistency between the Section A—Schedule, Section B—Subcontract Administration clauses, Federal and DOD Acquisition Regulations and any specification or other documents which are made a part hereof either as an attachment, by reference or otherwise, the Schedule and the Federal/DOD Acquisitions Regulations shall govern. To the extent of any inconsistency between the Schedule and the Acquisition Regulations, the Schedule shall govern.

B-29 INDEMNIFICATION

  Buyer and Seller agree that they shall indemnify and hold harmless the other and their respective officers and employees from any loss, cost, damage, expense or liability of every kind and nature which they may incur, arising out of, or in connection with performance under this Agreement, occasioned in whole or in part, by the actions or omissions of the other, or its lower tier subcontractors. However, Seller agrees to indemnify Buyer to the full extent of any price or cost reduction effected by the Government, which may be as a result of Seller or its lower-tier subcontractor cost accounting practices and standards that are found to be noncompliant with the Federal Acquisition Regulation (FAR) promulgated by Cost Accounting Standard Board and final audit rates.

B-30 DISPUTES

  Arbitrators shall determine any disagreement arising between the parties hereto regarding the interpretation and application of this Subcontract Agreement, or the obligations or any matter of dispute arising between the parties. Such arbitration shall be conducted by three (3) arbitrators (unless the parties agree to one), to be selected by the Buyer, Seller and the selected arbitrators respectively. Conduct of the arbitration and decisions made shall be in strict conformity with Virginia law, which will apply in the event of controversy. Arbitration proceedings will be conducted in Fairfax County, Virginia. The decisions of the arbitrator(s) shall be final, conclusive and binding upon the parties hereto.

B-31 RELATIONSHIP OF THE PARTIES

  It is mutually agreed and understood that nothing contained herein shall preclude either party from its normal marketing effort in connection with its products and services. The parties shall act as independent contractors in all matters. The employees or agents of one shall not be deemed to be the employees or agents of the other for any purpose under any federal or state Unemployment Insurance law, old Age Benefits Law or Social Security Law, Workers' Compensation Law, or under Internal Revenue or War Tax Legislation, or under industrial law or otherwise. Neither party shall have the right, power or authority to create any obligation, express, or implied, on behalf of the other except to the extent provided herein. Nothing in this Subcontract Agreement shall be deemed, held or construed as creating a partnership, a pooling arrangement or joint enterprise for any purpose.

B-32 NO-COMPETE PROVISION

  Not withstanding the provisions set forth in the clauses B-16 (Termination) and B-22 (Proprietary or Confidential Information), the Seller shall, during the period of performance of this Subcontract and through the period ending one (l) year after the completion of this subcontracted effort, refrain from competing with the other party either as a Prime or Subcontractor for work efforts associated with the acquisition. For the duration of ITOP, the Seller's arrangement with the Buyer shall be exclusive Seller shall not bid or participate with another ITOP team, even when the Buyer does not bid a particular opportunity of interest to the Seller. Violation of this provision shall be cause for termination in accordance with Article B-17, Termination.

B-33 ADMISSION OF OTHER SUBCONTRACTORS

  The Seller shall permit other firms designated by the Buyer to become Sellers as post-award subcontractors under the terms and conditions allowed by ITOP.

B-34 RIGHTS TO WORK/OPPORTUNITIES

  The Seller acknowledges and accepts the following with respect to work opportunities arising under ITOP:

    1.
    Waives any claim to work that the Buyer or another Seller marketed and registered under and will sign a blanket waiver letter to that effect.

    2.
    Limits any exclusive claim to the Seller's work that the Seller marketed and registered.

    3.
    Recognizes the right-of-first-refusal applies and provides a preemptive right to over-the-transom opportunities if the Seller has been designated as a Critical Pre-award subcontractor for that functional task area and if the Seller is fully qualified for the particular opportunity.

    4.
    Participates on the basis that there is no guaranteed work, quotas, percentages, or the like, excluding possibly mandated socio-economic set-asides.

B-35 OBSERVANCE OF LEGAL HOLIDAYS AND EXCUSED ABSENCE

  (a)
  The Buyer hereby provides NOTICE and Seller hereby acknowledges RECEIPT that Government personnel observe the listed days as holidays:

    New Year's Day
    Martin Luther King's Birthday
    President's Birthday
    Memorial Day
    Independence Day
    Labor Day
    Columbus Day
    Veteran's Day
    Thanksgiving Day
    Christmas

  (b)
  In addition to the days designated as holidays, the Government observes the following days:

    Any other day designated by Federal Statute
    Any other day designated by Executive Order
    Any other day designated by the President's Proclamation

B-36 SEVERABILITY

  If any provision of this Agreement shall be determined to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect.

B-37 SURVIVAL

  The provisions of clauses B-10, B-l1, B-12, B-16, B-19, B-23, B-25, B-29, B-30, B-31, and B-34 shall survive any termination of this Agreement.

B-38 SIGNATURE

  The rights and obligations of both parties to this subcontract shall be subject to and governed by Schedule A, Schedule B, and such provisions, representations, certifications, and specifications, as are attached or incorporated by reference therein.

  IN WITNESS WHEREOF, the parties hereto have executed this Subcontract effective as of the day and year first above written.

  This subcontract integrates, merges, and supersedes all prior offers, negotiation, or agreements concerning the subject matter hereof and constitutes the entire agreement between the parties.

BUYER: SIGNAL CORPORATION	SELLER: Argus Networks, Inc.
/s/ ROBERT S. SMITH By	/s/ DAVID L. JANNETTA By
Robert S. Smith Name	David L. Jannetta Name
Sr. Vice President Chief Administrative Officer Title	President Title
6/1/99 Date	5-27-99 Date

EXHIBIT A—STATEMENT OF WORK

The attached Statement of Work is incorporated for reference purposes only. Specific Task Order Statements of Work shall be submitted to Seller for submission of Task Proposals and will be incorporated as part of each PO.

SUBCONTRACTOR AGREEMENT

Between
SIGNAL CORPORATION 3040 Williams Drive Suite 200 Fairfax, Virginia 22031	And	Argus Networks, Inc. 207 House Avenue Suite 104 Camp Hill, PA 17011
Prime Contract No.:		DTTS59-99-D-00445
Prime Contract Title:		ITOP II
Subcontract Number:		99-108-Argus-ITOP II
Subcontract Type:		ID/IQ with CPFF, CPAF, Time-and-Material/Labor Hour or, or Firm Fixed Price Purchase Orders
Buyer's Subcontract Administrator:		Kelly M. Davidson
Buyer's Subcontract Administrator Telephone No.:		(703) 205-2478
Buyer's Subcontract Administrator Facsimile No.:		(703) 205-9815
Buyer's Subcontract Administrator E-mail:		kelly_davidson@signalcorp.com
Seller's Subcontract Administrator:		Cynthia L. Butts
Seller's Subcontract Administrator Telephone No.:		(717) 731-0760
Seller's Subcontract Administrator Facsimile No.:		(717) 909-6581
Seller's Subcontract Administrator E-mail:		cbutts@digitaltraffic.com

This subcontract is entered into between SIGNAL Corporation, having an office at 3040 Williams Drive, Suite 200, Fairfax, Virginia 22031, a Virginia Corporation, (hereinafter referred to as "the Buyer") and Argus Networks, Inc., having an office at 207 House Avenue, Suite 104, Camp Hill, PA 17011 (hereinafter referred to as "the Seller").

This agreement definitizes the letter Subcontract/Letter Task Order 001 executed by Buyer and Seller and dated 21 April 1999. Additionally, the following documents are hereby incorporated into and made a part of this agreement: (1) Letter from Commercial West Insurance Agency to SIGNAL Corporation dated April 7, 1999; (2) Agreement between Argus Networks, Inc., TL Ventures, PA Early Stage Partners, and SIGNAL Corporation dated April 8, 1999; and (3) Letter from PA Early Stage Partners and TL Ventures to SIGNAL Corporation dated April 12,1999.

WITNESSETH THAT

In consideration of mutual promises, covenants, and agreements herein set forth, the Parties agree that the Seller shall furnish and deliver to the Buyer all the supplies, and perform all the services set forth in the attached schedule, for the consideration stated herein. The rights and obligations of the parties to this Subcontract shall be subject to and governed by the Schedule, Subcontract clauses, and other documents or specifications attached hereto or referenced herein.

SECTION A—SCHEDULE

A-l   GENERAL PROVISIONS OF PURCHASE

  This Subcontract constitutes the type of contract whereby the Seller, as an independent contractor and not as an agent of the Buyer, shall, in accordance with the Terms and Conditions of this Subcontract and the Statement of Work (SOW) set forth in Exhibit A, provide the necessary personnel and do all things necessary and/or incidental to the furnishing and delivery to the Buyer of the supplies and/or services in accordance with the specifications and other requirements applicable thereto and referenced therein on a Purchase Order (PO) basis.

  This is an indefinite delivery, indefinite quantity type Subcontract with Cost Plus Fixed Fee (CPFF), Cost Plus Award Fee (CPAF), Time-and-Materials/Labor Hour (T&M), and Firm Fixed Price (FFP) tasks wherein work is initiated by task orders requested by the Government. This subcontract shall be the basis of the terms and conditions that apply to each issued PO, while other specific terms will be added if required as needed.

  Each PO issued under this subcontract will begin with a bid response from the Seller, which will provide fully loaded rates of the individuals being bid. Fee shall be stated separately for CPFF and CPAF proposals shall be included in proposals for FFP and shall be included in the fully loaded rates for T&M. When applicable, Other Direct Costs (ODC) shall be included in Seller's proposal with a detail listing of all proposed ODCs.

  No work shall commence without either issuance of funded PO or verbal authorization from the Buyer's Subcontract Administrator. Under no circumstances will the Buyer be liable for any costs incurred by the Seller in excess of the authorized funding limitation.

A-2  PERIOD OF PERFORMANCE

  This subcontract shall commence as of the latest date executed by the parties hereto and shall continue in full force and effect until 28 February 2006, unless terminated as provided herein. Specific task order periods of performance shall be stated on individual POs.

A-3  PLACE OF PERFORMANCE

  The place(s) of performance for work to be performed under this Subcontract shall be specified on individual Purchase Orders or its relative Statement of Work (SOW).

A-4  FUNDING

  The Buyer cannot predict accurately the types and quantities of services needed for any period of time. This subcontract therefor does not guarantee a minimum quantity of services. All funding shall be provided by issuance of individual POs.

A-5  TRAVEL AND OTHER DIRECT COST

  Travel and ODCs shall be proposed in Seller's cost proposals.

    A.
    Outside the Washington DC Metropolitan Area, the Seller shall be reimbursed for air travel and other direct cost at actual cost without fee not to exceed coach fare. Travel subsistence reimbursement will be authorized under the rates and conditions of the Federal Travel Regulations and the Department's Travel Manual (DOT 1500.6A). Per diem will be reimbursed at actuals, not to exceed the per diem rates set forth in Federal Property Management Regulations (FPMR) 41 CFR Chapter 101, chapter 7, GSA Bulletin FPMA A-40 Supplement (in effect at time of travel), or at said per diem rates regardless of actual cost, whichever is in accordance with the Seller's standard accounting practice or disclosure statement. Travel of more than 10 hours, but less than 24 hours, when no lodging is required, per diem shall be one-half of the Meals and Incidental Expenses (M&IE) rate applicable to the location of the temporary duty assignment. If more than one temporary duty point is involved, the allowance will be one-half of the M&IE rate prescribed for the location where the majority of the time is spent performing official business. The Per Diem allowance shall not be allowed when the period of official travel is 10 hours or less during the same calendar day. Travel by privately owned vehicle will be reimbursed at the current GSA approved mileage rate. If the Seller incurs travel costs in excess of the amount shown in each TO, it is at its own expense.

    B.
    Inside the Washington, DC Metropolitan Area, travel will be reimbursed based on the policies stated in paragraph A above and normal commuting expenses are not allowed.

    C.
    Any burden added to the travel cost will be allowed only as defined in the Seller's standard accounting practice or disclosure statement.

    D.
    Travel instructions for TOs issued by other than the Department of Transportation (DOT) shall be specified in the individual TO.

A-6  OVERTIME

  No overtime premiums are allowable as a direct charge unless authorized in writing by the Buyer's Program Manager.

A-7  ORDERING

  Services to be provided under this Subcontract will be ordered by the issuance of POs by the Buyer and shall be within the scope of the work presented in Exhibit A. All POs are subject to the terms and conditions of the Subcontract. The Subcontract shall control in the event of any conflict with an issued PO.

  The POs shall contain the following:

  1.
  PO Number;

  2.
  Effective Date of the PO;

  3.
  Subcontract Number PO Number;

  4.
  Period of Performance;

  5.
  Funding;

  6.
  Any other pertinent information related to performance of the work.

  Oral orders may be placed in emergency situations in accordance with Article B-2 with the information described above to be furnished to the Seller at the time of the oral order placement. Oral orders shall be confirmed, in writing, within TEN (10) WORKING DAYS after the date of the oral order issuance.

SECTION B—SUBCONTRACT ADMINISTRATION CLAUSES

B-1  AUTHORIZED REPRESENTATIVES

  The following individuals are the authorized representatives for both parties hereto:

Buyer

Position/Function	Authority
President and CEO	Obligate Buyer and Execute all Agreements and Documentation
Sr. Vice President, Administration	Obligate Buyer and Execute all Agreements and Documentation
Director of Contracts	Obligate Buyer and Execute all Agreements and Documentation
Subcontract Administrator	Initiate, Negotiate and Approve Contractual Activity on a day-to-day basis
Seller
President & CEO	Obligate Seller and Execute all Agreements and Documentation
President & CEO	Obligate Seller and Execute Contractual Agreements and Related Documentation
Director of Engineering/Program Mgr.	Initiate, Negotiate and Approve Contractual Activity on a day-to-day basis

B-2  SUBCONTRACT ADMINISTRATION

  With the exception of oral authorization as stated in Article A-7, no oral statement from any person whomsoever, shall in any manner or degree, modify or otherwise affect the terms of this Subcontract. Only those individuals identified in Section B-1 as authorized to obligate the Buyer may approve changes in any of the requirements under this Subcontract, and not withstanding any provisions contained elsewhere in this Subcontract, the said authority remains solely with those identified in Section B-1. In the event the Seller effects any such change at the direction of any person other than those identified in Section B-1, the change will be considered to have been without authority and no adjustment will be made in the subcontract price to cover any increase in costs incurred as a result thereof.

  In addition to any requirements of the "Notification of Change" clause, the Seller must, within seven (7) calendar days, notify the Subcontract Administrator of any direction, instruction, or communications received from Government personnel or SIGNAL personnel, the implementation of which is estimated to increase the Subcontract cost of performance, even though such direction is considered by the Seller to be within the contract scope.

  All meetings and other contacts involving the Seller's personnel and/or their representatives with representatives of the Government, relative to the effort herein, shall be coordinated through the Buyer's duly authorized representative. The Seller is further reminded that only the Buyer can direct the Seller and/or modify the terms and conditions of the Subcontract Agreement. Such modifications shall be set forth in writing signed by both parties.

B-3  TECHNICAL DIRECTION

  The Buyer may designate a representative to serve as the Technical Representative under this Subcontract. Such a representative, if appointed, shall be designated in writing from the

  Subcontract Administrator to the Seller. The Technical Representative shall represent the designated Subcontract Administrator for technical performance issues only. The Technical Representative is not authorized to commit the Buyer or make any changes to this Agreement. If at any time the Seller believes that the Technical Representative is requesting any changes to this Agreement, the Seller will immediately notify the Buyer's Subcontract Administrator. The following individual(s) is/are designated representative(s) under this Subcontract.

For Buyer:	Mr. Barry Kane/Ms. Sylvia Dennis/Mr. Douglas Hildebrand
For Seller:	David L. Jannetta/Peter Delricco

B-4  SUBCONTRACTING

  The Seller shall not subcontract any of the services to be performed or items to be delivered hereunder without the prior written approval of the Buyer. Any approval, if given, shall be without prejudice to the Buyer and Seller shall assume all liability for subcontracts issued hereunder and the work or services performed. Any subcontractor retained by the Seller must be obliged in writing to the same obligations as are set forth herein with respect to the Seller. In the event that the Seller receives approval to subcontract certain portions of the services, the term "employee" as it refers to the Seller herein shall be deemed to include such subcontractor and its employees. Seller agrees that any subcontractor's charges for work for which the Seller seeks reimbursement from the Buyer hereunder shall be no higher than if performed by the Seller, unless otherwise agreed to in writing by the Buyer. By this Agreement, Buyer gives written consent to enter into subcontract agreements as contemplated by the proposal(s) submitted to and accepted by Buyer.

B-5  PRIVITY OF CONTRACT

  In order to properly perform and/or execute this Agreement, the Seller may require frequent interface with the Buyer's client (the Client). However, no privity of contract exists between the Seller and the Client-Seller may neither take direction from, nor discuss any terms and conditions of this Agreement with the Client unless the Buyer is present and authorizes the discussion. Seller shall immediately notify Buyer's Technical Representative if at any time he believes the Client is effecting a change to this Subcontract. Breach of this clause is cause for Termination in accordance with Article B-17, Termination.

B-6  INVOICE AND PAYMENT

    A.
    The Seller shall invoice the Buyer not more than on a monthly basis covering the amount claimed to be due for services rendered and cost incurred thereunder. Invoices or vouchers for payments hereunder shall be certified by a responsible official of the Seller's organization and shall be submitted in an original and two (2) copies to the following addresses:

Original and One (1) Copy To:	One (1) Copy To:
Accounts Payable, ITOP II SIGNAL Corporation 3040 Williams Drive, Suite 200 Fairfax, Virginia 22031	Douglas Hildebrand SIGNAL Corporation 3040 Williams Drive, Suite 200 Fairfax, Virginia 22031
    B.
    Each invoice submitted by the Seller shall contain the following:

    1.
    Name and address of the Subcontractor

    2.
    Subcontract Number

    3.
    Purchaser Order Number

    4.
    Invoice Number

      5.
      Invoice Amount

      6.
      Invoice Date

      7.
      Period of Performance for which the invoice is submitted.

      8.
      For CPAF, and CPFF, for the current period, a breakdown of total costs by line item fully loaded (exclusive of fee) with the appropriate subcontractor burden. Major line items include but are not limited to direct labor, travel, and other direct costs. All overtime premium cost, if allowable, shall be itemized. Fee shall be shown as a separate line item on the invoice.

      9.
      The number of direct labor hours shall be provided by individual name/labor category during the current period and cumulative through the invoice period. ODCs shall be shown as a separate line item on the invoice.

      10.
      T&M invoices shall be submitted in accordance with FAR clause 52.232-7, Payment under Time-and-Materials and Labor Hours Contracts to include the withholding of costs.

      11.
      To the extent authorized by the Buyer, travel and other direct costs incurred will be reimbursed at cost. All travel shall be performed and will be reimbursed in accordance with the Government Joint Travel Regulations. No fee will be paid on travel and other direct costs incurred by the Seller.

      12.
      Cumulative amounts for costs and fee by line item invoiced through the period for which the current invoice is rendered.

      13.
      CPAF and CPFF invoices should provide for a withholding of fee in accordance with FAR Clause 52.216-08, Fixed Fee. Payments of fee will be based on the percentage of costs incurred subject to the withholding requirements. In the event of discontinuance of work or sufficient funds are not allotted to the Subcontract, the Seller's fee will be adjusted in accordance with the amount of work performed. In no event shall the Buyer be required to pay the Seller any amount in excess of the funds allotted under this Subcontract unless otherwise agreed to in writing.

      14.
      For FFP POs, the Seller shall invoice the Buyer for labor costs in accordance with FAR Clause 52.232-1, "Payments".
    C.
    Invoices shall be submitted on a monthly basis, in accordance with the Seller's accounting calendar, but shall be due by the 10th of each month.

    D.
    Seller shall be paid within ten (10) business days of receipt of payment from the Government. To ensure the most timely payment, the Seller should submit their invoice by the 10th of the month. Remittance address for payment shall be stated on each invoice.

    E.
    The Buyer will notify the Seller if any reimbursable costs claimed by the Seller are unallowable. The Seller will then submit a revised invoice to the Buyer's offices cited above.

    F.
    The Buyer may request and the Seller shall furnish supporting documentation for any invoice. Supporting documentation shall include, but is not limited to, time sheets, travel claims, and invoices for other direct charges.

    G.
    The final invoice shall be clearly designated as the "Final Invoice" and shall be supported by a schedule of cumulative amounts incurred and billed to completion date. The Buyer shall not be held liable for final invoices submitted later than ninety (90) days after completion of services unless mutually agreed upon.

    H.
    The Seller agrees to indemnify and hold the Buyer harmless for any claims by the Government for fines, penalties, or request for refunds because of billing irregularities of the Seller or rate disputes with the Seller.

B-7  LIMITATION OF BUYER'S OBLIGATION

  The parties contemplate that the Buyer may allot funds to this Agreement by issuance of individual Purchase Orders which will state separately the amounts allotted for performance, and the period of performance such amounts are expected to cover. However, the Seller is not required to continue performance once funds assigned to date have been expended and Buyer is not required to reimburse Seller for any funds expended beyond the funded amount contained herein or within individual POs subsequently increased or decreased in accordance with modification procedures.

B-8  INSPECTION AND ACCEPTANCE

  Final inspection and acceptance of all work to be performed hereunder shall be made in accordance with the Statement of Work and Contract Data Requirements List (CDRL) provided in Exhibit A. The Program Manager/Technical Representative must subject all CDRL items to SIGNAL's Quality Assurance Review and approval. The Buyer shall make final inspection and acceptance of all supplies and/or all work to be performed hereunder.

B-9  DELIVERY

  All items shall be shipped F.O.B. destination. Title shall transfer upon delivery to Buyer, but shall revisit with Seller upon a rejection or revocation of acceptance by Buyer.

B-10 WARRANTIES

    A.
    Seller represents and warrants that Seller is under no obligation or restriction nor will Seller assume any such obligation or restriction which would in any way interfere or be inconsistent with, or present any conflict of interest concerning the services or items to be furnished by the Seller under this Agreement.

    B.
    Seller warrants that it shall perform all services contracted for under this Agreement in a workmanlike manner and in accordance with the requirements set forth in the Statement of Work and/or Purchase Order issued hereunder.

    C.
    Seller warrants the originality of the items prepared for or submitted to the Buyer under this Agreement and that no portion of such items or their use or distribution violates or is protected by any copyright or similar right of any third party.

B-11 YEAR 2000 WARRANTY

    A.
    Year 2000 Warranty: Seller represents and warrants that the Products (including all hardware, software and firmware created or delivered by Seller or created by any third-party and sold/licensed pursuant to the Contract), are capable of accurately processing date/time data—including, but not limited to, calculating, comparing, and sequencing—from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, and leap-year calculations, and that the Products have been tested to validate these capabilities. Further, Seller represents and warrants that the Products being acquired when used in combination with other information technology, shall accurately process date/time data if the other information technology properly exchanges date data with it. Without limiting the foregoing, the Seller further represents and warrants that: (a) If the Contract requires that the specific Products listed in the Contract must perform together as a system, then this warranty shall apply to those listed products as a system; (b) The Products provide that all date-related data interface functionalities include the indication of century; and (c) The Products provide that all date-related user interface functionalities and data fields include the indication of century.

    B.
    Warranty Term: The warranty set forth herein shall begin as of the date of the Contract and end on the date after March 1, 2000, subsequent to which the Products have operated without failure or defect for a consecutive one (1) year period.

    C.
    Remedies For Noncompliance of Year 2000 Warranty:

    1.
    Seller agrees, at SIGNAL's option, to (i) make repairs to any defective Products within twenty-four (24) hours of report of such defect by SIGNAL at no charge to SIGNAL, or (ii) replace any defective Products with conforming Products at Seller's sole expense. In the event SIGNAL elects to have the Products repaired by the Seller in the face of any decrease in Product functionality related to time and date related codes and internal subroutines that impede the Products from operating beyond the year 1999, the Seller agrees to make required corrections to restore the Products to the same level of functionality as warranted herein without interruption to the ongoing business of SIGNAL.

    2.
    Any provisions of the Contract that tend to limit or eliminate the liability of Seller shall have no application with respect to the Year 2000 Warranty set forth herein. Nothing in this warranty provision shall be construed to limit any rights or remedies SIGNAL may otherwise have under the Contract with respect to defects other than Year 2000 performance.

B-12 SECURITY REQUIREMENTS

  The Contract Security Classification Specification (DD Form 254), Exhibit D, maybe applicable to this Subcontract, and will be part of this Agreement. The Seller shall maintain and administer a security program in accordance with DOD 5220.00-M, "Industrial Security Manual for Safeguarding Classified Information", and DIAR 50-2, "Information Security Program", and those additional documents identified on the DD Form 254.

  Loss or suspension of required security clearance, as set forth in the DD Form 254, will result in the inability to perform in accordance with the terms and conditions of the Subcontract. As a result, the subcontract is subject to termination in accordance with FAR clause 52.249-06, Termination (Cost Reimbursement).

  The Buyer reserves the right to direct any employee of the Seller to be removed from performance, direct or indirect, for reason of security violation(s) whether or not deemed of sufficient severity to warrant action to terminate the Seller's or individual's security clearance. The Buyer also reserves the right to direct any employee of the Seller to be removed for any investigation of alleged misconduct which may, in the opinion of the Buyer, jeopardize the security of the project.

B-13 REPORTS

  The Seller shall furnish Reports, Data, and Other Documentation as set forth in this subcontract. All reports, and/or documentation shall be delivered in accordance with instructions contained in the Statement of Work attached herein.

B-14 CHANGES

  The Buyer, may at any time, by written modification to the Subcontract Agreement and related purchase orders, make changes within the general scope of this subcontract, in any one or more of the following: (i) statement of work, types of services, drawings, designs, or specifications, where the supplies to be furnished are specifically manufactured for the Buyer in accordance therewith; (ii) method of shipment or packaging; (iii) place of delivery; and Seller shall comply therewith.

  If any changes causes an increase or decrease in the cost or the time required for the performance of any part of the work under this subcontract and any related purchase order, an equitable adjustment may be made in the price or delivery schedule, or both, and the subcontract and related purchase order shall be modified in writing accordingly. Any claim by Seller for adjustment under this clause must be asserted within ten (10) days from the date of receipt by Seller of the notification of change provided, however, the Buyer, if it decides that the facts justify such action, may receive and act upon any such claim asserted at any time prior to final payment under the subcontract. Where the cost of property made obsolete or excess as a result of a change is included in Seller's claim for adjustment, Buyer shall have the right to prescribe the manner of disposition of such property. Failure to agree on any claim for equitable adjustment under this clause shall be a dispute and the Seller may thereupon pursue any remedy which it may have in under the clause B-29 (Disputes). Pending the resolution of any such dispute, Seller shall diligently pursue the performance under the subcontract related purchase order as changed.

B-15 INSURANCE

  The Seller shall at its own expense, procure and thereafter maintain the following kinds of insurance with respect to performance under this Subcontract:

  Workers' Compensation and Employer's Liability Insurance as required by law except that if this Subcontract is to be performed in a State which does not require or permit private insurance, then compliance with the statutory or administrative requirements in any such State will be satisfactory. The required Workers' Compensation insurance shall extend to cover employer's liability for accidental bodily injury or death and from accidental bodily injury or death and for occupational disease with a minimum liability limit of $200,000.

  General Liability Insurance. Bodily injury liability insurance, in the minimum limits of $1,000,000 per occurrence shall be required on the comprehensive form of policy.

  Automobile Liability Insurance. This insurance shall be required on comprehensive form of policy and shall provide bodily injury liability and property damage liability covering the operation of all automobiles used in connection with the performance of the contract. At least the minimum limits of $400,000 per person and $1,000,000 per occurrence for bodily injury and $40,000 per occurrence for property damage shall be required.

  Prior to the commencement of work hereunder, the Seller shall furnish to the Buyer a certificate or written statement evidencing issuance of the above required insurance. The Seller shall notify buyer when cancellation or any material change in the policies adversely affects the interests of the Buyer in such insurance and such changes shall not become effective until thirty (30) days after written notice is provided to the Buyer.

  In the event the Seller fails to furnish such certificates prior to the commencing of work or to continue to maintain such insurance during the performance of the subcontract, the Buyer shall have the right to terminate this Subcontract for default or to withhold any payments or partial payments required to be made under this Subcontract and shall have the right to continue withholding any or all of said payments so long as the Seller has not complied with the requirements of this clause.

B-16 NOTICE OF DELAY

  In addition to its obligation herein with respect to notice of labor disputes, whenever any other actual or potential event is delaying or threatening to delay delivery of the goods or performance of the services under this Subcontract, the Seller shall as soon as possible give notice thereof to the Buyer.

B-17 TERMINATION

  The Buyer may terminate this Subcontract in whole or in part for default if Seller fails to properly perform in accordance with the terms and conditions stated herein. If Seller fails to cure the default within ten (10) days after receiving a notice specifying the default, such termination may require the Buyer to otherwise acquire the goods and services and Subcontractor will be liable for Buyer's costs for such other goods and services.

  In addition, Seller will be liable for vendor cost to Buyer for these goods or services in excess of those costs stated herein. The cost will include but not exceed the total expenditures necessary to recover goods or services lost for the work for which Seller was determined to be in default.

  If the Government terminates the Prime Contract in whole or in part for any reason, Buyer may terminate the Subcontract in whole or in part. In addition, Seller agrees to honor a stop work order issued by Buyer as a result of a stop work issued to the Buyer by the Government.

  The Buyer may terminate this Agreement immediately in the event of:

  (i)
  any proceeding in insolvency, dissolution or liquidation by or against the Seller;

  (ii)
  any assignment of Seller's assets for the benefit of creditors; or

  (iii)
  any transfer of substantially all of Seller's business or assets to a third party.

DELETED UNILATERAL TERMINATION PROVISION

        Upon termination, Seller will immediately return to Buyer all equipment, supplies, property or other items procured by or given to Seller for performance of this Subcontract. In addition, Seller will deliver to Buyer all work completed or in process under this Subcontract.

  Upon termination, the Buyer shall pay all unpaid allowable charges due to the Seller.

B-18 CONFLICT OF INTEREST

  The Seller shall notify the Buyer in writing identifying any situation in which the potential for an Organizational Conflict of Interest exists.

B-19 KEY PERSONNEL

  The Seller shall not without prior written notice to and approval by Buyer and the Government, change the Staff designated in individual Purchase Orders as "key personnel" except for reasons of resignation, death, or inability to work by reasons of health. Change includes, but is not limited, to reassignment in any fashion, relief from current responsibility, or transfer to lesser or unrelated Responsibility.

  Seller must provide replacement personnel possessing equal or better related job knowledge, experience and authority at no additional costs to the Buyer or Government. In the event Seller can not meet this requirement, SIGNAL shall have the unilateral right to staff the billet without consideration to Seller.

B-20 ASSIGNMENT OF PERSONNEL

  The Seller shall receive approval from the Buyer's Technical Representative for all personnel assigned to work under this Subcontract or otherwise involved in the performance of the Subcontract prior to their commencement of work related to the Subcontract. The Buyer shall document to the Seller in writing the specific reasons for not accepting any applicant which the seller has selected to meet the position qualifications.

B-21 STAFFING AND CONDUCT OF SELLER PERSONNEL

  The Seller shall segregate the labor categories pursuant to the classification and qualification levels in Exhibit E (this section applies to the classification and levels of labor quality specified in the initial solicitation).

  The Seller's staffing actions and personnel assigned under the Subcontract shall be approved in advance by the Buyer's Program Manager or duly authorized representative in order to assure compliance with the Statement of Work. Should the Seller be unable to meet the staffing plan, such staffing shortfall may not be compensated for by over staffing during later periods without the approval of the Buyer's Program Manager or duly authorized representative.

  The Buyer's Program Manager, after due consultation with the Seller, may request the Seller remove any employee of the Seller whose performance is deemed unacceptable and it shall be the responsibility of the Seller to so remove and replace that individual at no cost to the Buyer.

  If the Seller is requested to remove any of the Seller's personnel from further performance under this Subcontract for reason of unethical conduct, security reasons, or for violation of installation regulations, the Seller shall bear all costs associated with such removal including the costs for replacement of the personnel removed.

B-22 NO-HIRE PROVISION

  During the period of performance of this subcontract, and for a period of one (1) year thereafter, the neither party shall not solicit or engage the services of any employee of the other party engaged in performance of work related to this subcontract, without expressed written notification to and acceptance by the other party.

  However, in the event of Termination of Default of the Seller, in accordance with Article B-17, Termination, this clause will have no force or effect.

B-23 PROPRIETARY OR CONFIDENTIAL INFORMATION

  Seller shall not disclose and shall protect from disclosure all Buyer and client confidential data, acquired by the Seller under this Agreement, for a period of three (3) years following the termination of this Agreement.

  Seller shall not use or duplicate, in any way, any proprietary information, including trade secrets, belonging to or supplied by or otherwise made available by Buyer with the exception of such duplication as required for the performance of work or the rendering of services for Buyer or at the direction of Buyer. By definition, all proprietary materials will be clearly stamped and identified as such.

  Seller shall not, without first obtaining the written permission of Buyer, divulge to any other person or organization for any reason, any proprietary information belonging to or supplied or otherwise made available by Buyer relating to processes, designs, formulas, products, manufacturing methods, techniques, or any business in which Buyer is engaged or with which Buyer may be concerned. The term "proprietary information" as used herein shall be defined as, such information and/or software provided to Seller by Buyer to perform or render services pursuant to this Agreement and shall exclude software, sensors, business plans, designs and equipment developed or acquired by Seller or its subcontractor, and information or data generated or collected through the operation, maintenance and installation of sensor based traffic monitoring systems.

  If Seller desires to employ proprietary information in the performance of tasks assigned hereunder which Seller wishes to hold outside the requirements of this clause, Seller shall obtain written approval from Buyer prior to the use of said proprietary information.

B-24 BANKRUPTCY

  Subject to the rights of any trustee in bankruptcy and to applicable law, in the event of the appointment of a trustee, receiver, or liquidator for all or a portion of Seller's property, or for any act of bankruptcy by the Seller as defined in the Bankruptcy Act, as amended, or for any voluntary petition in bankruptcy by the Seller, the Buyer may terminate the right of the Seller to proceed with the performance of this Subcontract without further obligation, except that the Buyer shall be obliged to pay for any article or services delivered and accepted prior to any of the foregoing occurrences.

B-25 ASSIGNMENT OF SUBCONTRACT

  Any assignment or delegation of this Subcontract or rights or duties hereunder by the Seller shall be void, unless the Buyer gives prior written consent thereto. Any funds due, or to become due hereunder, may be assigned, provided that such assignment shall not be binding upon the Buyer until the assignment agreement is accepted and acknowledged in writing, and shall be subject to any proper deductions or set-offs against such funds.

  In no event shall copies of the Subcontract or any plans, specifications, or there similar documents relating to work under this Subcontract, if marked "Top Secret", "Secret", or "Confidential", be furnished to any assignee of any claim arising under this Subcontract, or to any other person not entitled to receive the same. However, a copy of any part or this entire Subcontract may be furnished, or any information contained therein may be disclosed, to such assignee upon prior written authorization of the Government Contracting Officer. A request for authorization shall be submitted through the Buyer.

B-26 RELEASE OF NEWS INFORMATION

  No news releases, including photographs and films, public announcements or confirmation of same, or any part of the subject matter of this Subcontract or any phase of any program hereunder shall be made without the prior written approval of the Buyer's Subcontract Administrator.

B-27 CERTIFICATIONS

  All certifications and representations including, but not limited to, those submitted to the Buyer in connection with the award of this Subcontract are incorporated herein and made part hereof and such have been relied upon by the Buyer in issuing this Subcontract. The Seller agrees to promptly advise the Buyer should there by any change in the Seller's status with respect to the matters covered by such representations and certifications.

B-28 ORDER OF PRECEDENCE

  To the extent of any inconsistency between the Section A—Schedule, Section B—Subcontract Administration clauses, Federal and DOD Acquisition Regulations and any specification or other documents which are made a part hereof either as an attachment, by reference or otherwise, the Schedule and the Federal/DOD Acquisitions Regulations shall govern. To the extent of any inconsistency between the Schedule and the Acquisition Regulations, the Schedule shall govern.

B-29 INDEMNIFICATION

  Buyer and Seller agree that they shall indemnify and hold harmless the other and their respective officers and employees from any loss, cost, damage, expense or liability of every kind and nature which they may incur, arising out of, or in connection with performance under this Agreement, occasioned in whole or in part, by the actions or omissions of the other, or its lower tier subcontractors. However, Seller agrees to indemnify Buyer to the full extent of any price or cost reduction effected by the Government, which may be as a result of Seller or its lower-tier subcontractor cost accounting practices and standards that are found to be noncompliant with the Federal Acquisition Regulation (FAR) promulgated by Cost Accounting Standard Board and final audit rates.

B-30 DISPUTES

  Arbitrators shall determine any disagreement arising between the parties hereto regarding the interpretation and application of this Subcontract Agreement, or the obligations or any matter of dispute arising between the parties. Such arbitration shall be conducted by three (3) arbitrators (unless the parties agree to one), to be selected by the Buyer, Seller and the selected arbitrators respectively. Conduct of the arbitration and decisions made shall be in strict conformity with

  Virginia law, which will apply in the event of controversy. Arbitration proceedings will be conducted in Fairfax County, Virginia. The decisions of the arbitrator(s) shall be final, conclusive and binding upon the parties hereto.

B-31 RELATIONSHIP OF THE PARTIES

  It is mutually agreed and understood that nothing contained herein shall preclude either party from its normal marketing effort in connection with its products and services. The parties shall act as independent contractors in all matters. The employees or agents of one shall not be deemed to be the employees or agents of the other for any purpose under any federal or state Unemployment Insurance law, old Age Benefits Law or Social Security Law, Workers' Compensation Law, or under Internal Revenue or War Tax Legislation, or under industrial law or otherwise. Neither party shall have the right, power or authority to create any obligation, express, or implied, on behalf of the other except to the extent provided herein. Nothing in this Subcontract Agreement shall be deemed, held or construed as creating a partnership, a pooling arrangement or joint enterprise for any purpose.

B-32 NO-COMPETE PROVISION

  Not withstanding the provisions set forth in the clauses B-16 (Termination) and B-22 (Proprietary or Confidential Information), the Seller shall, during the period of performance of this Subcontract and through the period ending one (1) year after the completion of this subcontracted effort, refrain from competing with the other party either as a Prime or Subcontractor for work efforts associated with the acquisition. For the duration of ITOP, the Seller's arrangement with the Buyer shall be exclusive Seller shall not bid or participate with another ITOP team, even when the Buyer does not bid a particular opportunity of interest to the Seller. Violation of this provision shall be cause for termination in accordance with Article B-17, Termination.

B-33 ADMISSION OF OTHER SUBCONTRACTORS

  The Seller shall permit other firms designated by the Buyer to become Sellers as post-award subcontractors under the terms and conditions allowed by ITOP.

B-34 RIGHTS TO WORK/OPPORTUNITIES

  The Seller acknowledges and accepts the following with respect to work opportunities arising under ITOP:

    1.
    Waives any claim to work that the Buyer or another Seller marketed and registered under and will sign a blanket waiver letter to that effect.

    2.
    Limits any exclusive claim to the Seller's work that the Seller marketed and registered.

    3.
    Recognizes the right-of-first-refusal applies and provides a preemptive right to over-the-transom opportunities if the Seller has been designated as a Critical Pre-award subcontractor for that functional task area and if the Seller is fully qualified for the particular opportunity.

    4.
    Participates on the basis that there is no guaranteed work, quotas, percentages, or the like, excluding possibly mandated socio-economic set-asides.

B-35 OBSERVANCE OF LEGAL HOLIDAYS AND EXCUSED ABSENCE

  (a)
  The Buyer hereby provides NOTICE and Seller hereby acknowledges RECEIPT that Government personnel observe the listed days as holidays:

      New Year's Day
      Martin Luther King's Birthday
      President's Birthday

      Memorial Day
      Independence Day
      Labor Day
      Columbus Day
      Veteran's Day
      Thanksgiving Day
      Christmas

  (b)
  In addition to the days designated as holidays, the Government observes the following days:

      Any other day designated by Federal Statute

      Any other day designated by Executive Order

      Any other day designated by the President's Proclamation

B-36 SEVERABILITY

  If any provision of this Agreement shall be determined to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect.

B-37 SURVIVAL

  The provisions of clauses B-10, B-11, B-12, B-16, B-19, B-23, B-25, B-29, B-30, B-31, and B-34 shall survive any termination of this Agreement.

EXHIBIT A—STATEMENT OF WORK

The attached Statement of Work is incorporated for reference purposes only. Specific Task Order Statements of Work shall be submitted to Seller for submission of Task Proposals and will be incorporated as part of each PO.

EXHIBIT B—FLOWDOWN CLAUSES

I.     FAR Clauses

  The attached prime contract clauses of the Federal Acquisition Regulation (FAR) are incorporated herein by reference or in total, provided, however, that if the date or substance of any of the clauses listed below is different than the date or substance of the clause incorporated into the prime contract referenced by number herein, the date or substance of the clause incorporated by said prime contract applies instead. Those clauses required by the FAR as flowdown clauses to the supplier, but not listed below are deemed to apply in full force and effect to this Agreement. The FAR is available from the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C.

  In all instances in the below-cited clauses, the "Contractor" refers to the supplier and the term "Government" refers to the Buyer and/the Government. The term "Contracting Officer" refers to Buyer, except that the Buyer accepts that only Government representatives have access to the supplier's records in the event of an audit.

II.    TFAR Clauses

  The attached clauses of the Transportation Federal Acquisition Regulation (TFAR) Supplement are incorporated herein by reference, provided, however, that if the date or content of any of the clauses listed below is different from the date or content of the clause incorporated in the prime contract referenced by number herein, the date or content of the clause incorporated by said prime contract applies instead. Those clauses required by the FAR as flowdown clauses to the supplier but not listed in the attached are deemed to apply in full force and effect to this Agreement. The TFAR Supplement is available from the Superintendent of Documents, U.S. Government Printing Office, Washington, DC

  In all instances in the below-cited clauses, the term "Contractor" refers to the supplier and the term "Government" refers to the Buyer and/the Government. The term "Contracting Officer" refers to the Buyer, except that the Buyer accepts that only Government representatives have access to the supplier's records in the event of an audit.

FAR Clause	Clause Title and Date
52.202-01	Definitions (OCT 1995)
52.203-03	Gratuities (APR 1984)
52.203-05	Covenant Against Contingent Fees (APR 1984)
52.203-06	Restrictions on Subcontractor Sales to the Government (JUL 1985)
52.203-07	Anti-Kickback Procedures (JUL 1995)
52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
52.203-11	Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions (APR 1991)
52.203-12	Limitation on Payments to Influence Certain Federal Transactions (JUN 1997)
52,204-01	Approval of Contract (DEC 1989)
52.204-02	Security Requirements (AUG 1996)
52.204-06	Data Universal Numbering Systems (DUNS) (APR 1998)
52.209-06	Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended or Proposed for Debarment (JUL 1995)
52.211-15	Defense Priority and Allocation Requirements (SEP 1990)
52.215-02	Audit and Records—Negotiation (AUG 1996)
52.215-13	Subcontractor Cost or Pricing Data—Modifications (OCT 1997)
52.215-24	Subcontractor Cost or Pricing Data (OCT 1995)
52.215-26	Integrity of Unit Prices (JAN 1997)
52.216-07	Allowable Cost and Payment (APR 1998)
52.216-08	Fixed Fee (MAR 1997)

52.219-08	Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns (JUN 1997)
52.219-09	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (AUG 1996)
52.219-14	Limitations on Subcontracting (DEC 1996)
52.219-16	Liquidated Damages—Subcontracting Plan (OCT 1995)
52.222-03	Convict Labor (AUG 1996)
52.222-04	Contract Work Hours and Safety Standards Act—Overtime Compensation (JUL 1995)
52.222-26	Equal Opportunity (APR 1984)
52.222-35	Affirmative Action for Special Disabled and Vietnam Era Veterans (APR 1984)
52.222-36	Affirmative Action for Handicapped Workers (APR 1984)
52.222-37	Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era (JAN 1988)
52.222-41	Service Contract Act of 1965, as Amended (MAY 1989)
52.222-42	Statement of Equivalent Rates for Federal Hires (MAY 1989)
52.222-43	Fair Labor Standards Act and Services Contract Act—Price Adjustment (MAY 1989)
52.223-02	Clean Air and Water (APR 1984)
52.223-06	Drug-Free Workplace (JAN 1997)
52.225-03	Buy American Act—Supplies (JAN 1994)
52.225-11	Restrictions on Certain Foreign Purchases (OCT 1996)
52.225-19	European Union Sanction for Services (JAN 1996)
52.227-01	Authorization and Consent (JUL 1995)
52.227-02	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)
52.227-10	Filing of Patent Applications—Classified Subject Matter (APR 1984)
52.227-14	Rights in Data—General (JUN 1988)
52.228-05	Insurance—Work on a Government Installation (JAN 1997)
52.232-01	Payments (APR 1984)
52.232-07	Payments under Time-and-Materials and Labor-Hour Contracts (FEB 1997)
52.232-18	Availability of Funds (APR 1984)
52.232-20	Limitation of Cost (APR 1984)
52.232-22	Limitations of Funds (APR 1984)
52.233-01	Disputes (OCT 1995), Alternate I (OCT 1995)
52.242-03	Penalties for Unallowable Costs (OCT 1995)
52.242-13	Bankruptcy (JUL 1995)
52.243-01	Changes—Fixed Price (AUG 1987)
52.243-01	Changes—Fixed Price—Alternate I (APR 1984)
52.243-01	Changes—Fixed Price—Alternate II (APR 1984)
52.243-02	Changes—Cost Reimbursement (AUG 1987)
52.243-02	Changes—Cost Reimbursement—Alternate I (APR 1984)
52.243-02	Changes—Cost Reimbursement—Alternate II (APR 1984)
52.243-03	Changes—Time-and-Materials or Labor Hours (AUG 1987)
52.244-02	Subcontracts (AUG 1998)
52.245-02	Government Property (Fixed-Price Contracts) (DEC 1989)
52.245-05	Government Property (Cost Reimbursement, Time-and-Materils, or Labor-Hour Contracts) (JAN 1986)
52.246-03	Inspection of Supplies—Cost Reimbursement (APR 1984)
52.246-05	Inspection of Services—Cost Reimbursement (APR 1984)
52.246-25	Limitation of Liability-Services (FEB 1997)
52.249-02	Termination of Convenience of the Government (Fixed-Price) (SEP 1996)
52.249-06	Termination (Cost-Reimbursement) (SEP 1996)
52.249-06	Termination (Cost-Reimbursement)—Alternate IV (SEP 1996)
52.249-08	Default (Fixed-Pirce Supply and Service) (APR 1984)
52.253-01	Computer Generated Forms (JAN 1991)

TAR Clause	Clause Title and Date
I252.209-07	Disclosure of Conflicts of Interest (OCT 1994)
I252.219-70	Small Business and Small Disadvantaged Business Subcontracting Report (OCT 1994)
I252.223-71	Accident and Fire Reporting (OCT 1994)
I252.237-70	Qualifications of Employees (OCT 1994)
I252.242-71	Contractor Testimony (OCT 1994)
I252.242-72	Dissemination of Contract Information (applicable unless the contract requires the release or coordination of information) (OCT 1994)
I252.2450-70	Government Property Records (OCT 1994)

EXHIBIT C—REPRESENTATIONS AND CERTIFICATIONS

(Incorporated By Reference)

EXHIBIT D—DD FORM 254

(Incorporated as needed)

EXHIBIT E—LABOR CATEGORIES AND QUALIFICATIONS

(SEE ATTACHED)

PART I—COMPLETE ARTICLES K.1 To K.9 FOR ALL PROCUREMENTS

NOTE: INDIVIDUALS ARE TO COMPLETE ARTICLE K.16 FOR ALL PROCUREMENTS

K.1  Small Business Program Representations (Far 52.219-1)

  (a)
  The Offeror represents and certifies as part of its offer that it (X) is, (   ) is not a Small Business concern.

  (b)
  (Complete only if offeror represented itself as a small business concern above). The Offeror represents as part of its offer that it (   ) is, (X) is not a small disadvantaged business concern.

  (c)
  (Complete only if offeror represented itself as a small business concern in paragraph (a) above). The offeror represents as part of its offer that it (   ) is, (X) is not a women-owned small business concern.

  A "small business concern," as used in this provision, means a concern, including its affiliates that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts/subcontracts and qualified under the criteria concerning number of employees, average annual receipts, or other criteria, as prescribed by the Small Business Administration under the Code of Federal Regulations (CFR), Title 13, Part 121.

  A "small disadvantaged business concern," as used in this provision, means a small business concern that (1) is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals, and (2) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more of these entities, which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR Part 124.

  A "woman owned small business concern," as used in this provision, means a small business concern that (1) which is at least 51 percent owned by one or more women or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and (2) whose management and daily business operations are controlled by one or more women.

K.2  Type of Business Organization (Far 52.215-6)

  The Offeror, by checking the applicable box, represents that:

  (a)
  It operates as (X) a corporation incorporated under the laws of the State or Commonwealth of Delaware, (   ) an individual, (   ) a partnership, (   ) a nonprofit organization, (   ) or a joint venture.

  (b)
  If the Offeror or quoter is a foreign entity, it operates as (   ) an individual, (   ) a partnership, (   ) a nonprofit organization, (   ) a joint venture, (   ) or a corporation registered for business in                         (country).

K.3  Taxpayer Identification (Far 52.204-3)

  (a)
  Definitions.

    Common parent, as used herein, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal Income Tax returns on a consolidated basis, and of which the offeror is a member.

    Corporate status as used herein, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

    Taxpayer Identification Number (TIN), as used herein, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

  (b)
  The offeror is required to submit the information required in paragraphs (c) through (e) below in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting subcontract is subject to the reporting requirements described in FAR 4.903, the failure or refusal by the offeror to furnish the information may result in a thirty-one percent (31%) reduction of payments otherwise due under the subcontract.

  (c)
  Taxpayer Identification Number (TIN).

(X)	TIN: 25-1823631
( )	TIN has been applied for.
( )	TIN is not required because:
( )
Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office of place of business or a fiscal paying agent in the U.S.;
( )	Offeror is an agency or instrumentality of a foreign government;
( )	Offeror is an agency of instrumentality of a federal, state, or local government;
( )	Other: State basis.
  (d)
  Corporate Status.

( )	Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;
(X)	Other corporate entity;
( )	Not a corporate entity;
( )	Sole proprietorship
( )	Partnership
( )	Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).
  (e)
  Common Parent.

(X)	Offeror is not owned or controlled by a common parent as defined in paragraph (a) above.
( )	Name and TIN of common parent:

Name

TIN

K.4  Buy American Act—Trade Agreements Act—Balance of Payments Program Certificate (Far 52.225-8)

  (a)
  The offeror hereby certifies that each end product, except those listed in paragraph (b) below, is a domestic end product was defined in the FAR clause 52.225-9) and that components of unknown origin have been considered to have been mined, produced, or manufactured outside the United States, a designated country, North American Free Trade Agreement (NAFTA) Country, or a Caribbean Basin country, as defined in FAR 25.401.

  (b)
  Excluded End Products: N/A

Lane Item Number	Country of Origin

(List on separate sheet as necessary)
  (c)
  Offerors will be evaluated by giving certain preferences to domestic end products and designated country end products, NAFTA country end products, and Caribbean Basin country end products over other end products. In order to obtain these preferences in the evaluation of each excluded end product listed in paragraph (b) above, offerors must identity and certify below those excluded end products that are designated NAFTA country end products or Caribbean Basin country end products. Products that are not identified and certified below will not be deemed designated country end products, NAFTA country end products, or Caribbean Basin country end products. Offerors must certify by inserting the applicable line item numbers in the following:

  (1)
  The Offeror certifies that the following supplies qualify as "designated or NAFTA country end products" as that term is defined in FAR clause 52.225-9:

  (2)
  The offeror certifies that the following supplies qualify as "Caribbean Basin country end products" as that term is defined in FAR clause 52.225-9:

  (d)
  Offers will be evaluated in accordance with Part 25 of the Federal Acquisition Regulation.

K.5  Place of Performance (Far 52.215-20)

  (a)
  The offeror, in the performance of an order resulting from this solicitation, (   ) intends, (X) does not intend to use one or more plants or facilities located at a different address from the address of the offeror as indicated in its proposal.

  (b)
  If the offeror checked "intends" in paragraph (a) above, it shall insert in the spaces provided below the required information:

(PLACE OF PERFORMANCE)
(STREET ADDRESS)
(CITY)	(STATE)	(ZIP CODE)

K.6  Authorized Negotiators (FAR.215-II)

  The offeror represents that the following persons are authorized to negotiate on its behalf with the Contractor in connection with this request for proposals or quotations:

Name	Title	Phone Number
DAVID L. JANNETTA PETER DELRICCO	PRESIDENT PM	717-731-0930 717-580-8144

K.7  Royalty Information (FAR.52.227-6)     N/A

  (a)
  Cost or charges for royalties. When the offerors response to this solicitation contains costs or charges for royalties totaling more than $250, the following information shall be furnished relating to each separate item of royalty or license fee:

  (1)
  Name and address of licenser.

  (2)
  Date of license agreement.

  (3)
  Patent numbers, patent application serial numbers, or other basis on which the royalty is payable.

  (4)
  Brief description, including any part or model numbers of each subcontract item or component on which the royalty is payable.

  (5)
  Percentage or dollar rate of royalty per unit.

  (6)
  Unit price of subcontract item.

  (7)
  Number of units.

  (8)
  Total dollar amount of royalties.

  (b)
  Copies of current licenses. In addition, if requested by the Contractor, the offeror shall furnish a copy of the current license agreement and an identification of applicable claims of specific patents.

K.8  Management of Government Property In Offferor's Possession (Far Subpart 45.5)

  (a)
  This is to certify that offeror (   ) does, (X) does not have a current, approved Government Property Control System in accordance with FAR Subpart 45.5.

  (b)
  If offeror does have a current, approved Government Property Control System, such approval was granted
  by                                                   (approval agency), location
  dated:                                                  , telephone number:

  (c)
  If offeror does not have a current, approved Government Property Control System, and such property is planned to be furnished to the offeror for work to be performed hereunder, the offeror shall, if so requested, promptly prepare and furnish a copy at its Property Control Administration Procedures to the Contractor for review.

K.9  Walsh-Healey Public Contracts Act Representation (Far 52.222-20)

  If this contract is for the manufacture or furnishing of materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000, and is subject to the Walsh-Healey Public Contracts Act, as amended 941 U.S.C. 35-45), the following terms and conditions apply:

  (a)
  All stipulations required by the Act and regulations issued by the Secretary of Labor (41 CFR Chapter 50) are incorporated by reference. These stipulations are subject to all applicable rulings and interpretations of the Secretary of Labor that are now, or, may hereafter, be in effect.

  (b)
  All employees whose work related to this contract shall be paid not less than the minimum wage prescribed by regulations issued by the Secretary of Labor (41 CFR 50-202.2). Learners, student learners, apprentices and handicapped worked may be employed at less than the prescribed minimum wage (see 41 CFR 50-202.3) to the same extent that such employment is permitted under Section 14 of the Fair Labor Standards Act (41 U.S.C. 40).

PART II—IN ADDITION TO PART I, ARTICLES K.10 THROUGH AND K.12 ARE TO BE COMPLETED FOR ALL PROCUREMENTS $10,000 OR MORE

K.10 Certification of Nonsegregated Facilities (Far 52.222-21)

  (a)
  "Segregated facilities", as used herein, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion or national origin because of habit, local custom, or otherwise.

  (b)
  By the submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in the subcontract.

  (c)
  The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will;

  (1)
  Obtain identical certifications from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the Equal Opportunity clause;

  (2)
  Retain the certifications in the files; and,

  (3)
  Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods): Notice to prospective subcontractors of requirement for certifications of nonsegregated facilities.

  A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract under which the subcontractor will be subject to the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannual, or annually).

K.11 Previous Contracts and Compliance Reports (Far 52.222-22)

  The offeror represents that:

  (a)
  It (   ) has, (X) has not participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

  (b)
  It (   ) has, (X) has not, filed all required compliance reports; and,

  (c)
  Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

K.12 Affirmative Action Compliance (Far 52.222-25)

  The offeror represents that (a) it (   ) has developed and has on file, (   ) has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2); or it (X) has not previously had contracts/subcontracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

K.13 Certification Regarding Debarment, Suspension, Etc. (Far 52.209-5)

  The offeror certifies, to the best of its knowledge and belief, that:

  (i)
  The offeror and/or any of its principals—

  (A)
  (   ) Are, (X) are not presently debarred, suspended, proposed for debarment or declared ineligible for the award of contracts by any federal agency;

  (B)
  (   ) Have, (X) have not, within a 3-year period preceding this offer, been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (federal, state or local) contract or subcontract; violation of federal or state antitrust statues relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statement, or receiving stolen property; and,

  (C)
  (   ) Are, (X) are not presently indicted for, or otherwise criminally or civilly charged by a governmental entity with commission of any of the above offenses.

  (ii)
  The offeror has (   ), (X) has not, within a 3-year period preceding this offer, had one or more federally-funded contracts/subcontracts terminated for default.

  The Offeror shall provide immediate written notice to the Contractor if, at any time prior to award of this subcontract, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

PART III- IN ADDITION TO PARTS I AND II, ARTICLES K.13 THROUGH K.24 ARE TO BE COMPLETED FOR ALL PROCUREMENTS $100,000 OR MORE.

K.14 Certificate of Independent Price Determination (Far 52.203-2)

  (a)
  The offeror certifies that:

  (1)
  The prices in this offer have been arrived at independently, without, for the purpose of restricting competition any consultation, communication, or agreement with any other offeror or competitor relating to: (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

  (2)
  The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or subcontract award (in the case of a negotiated solicitation) unless otherwise required by law; and,

  (3)
  No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

  (b)
  Each signature on the offer is considered to be a certification by the signatory that the signatory:

  (1)
  Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

  (2)
  (i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(l) through (a)(3) above: (insert full name of person(s) in the offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the Offeror's organization

(1) Name	(1) Name
DAVID L. JANNETTA PRESIDENT
    (ii)
    As an authorized agent, does certify that the principals named in (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(l) through (a)(3) above; and,

    (iii)
    As an agent, has not personally participated, and will not participate, in any action contrary to (a)(l) through (a)(3) above.

  (c)
  If the offeror deletes or modifies (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

K.15 Representation of Extent of Transportation By Sea (DFARs 252.247-7022)

  (a)
  The offeror shall indicate by checking the appropriate blank below whether transportation of supplies by sea is anticipated under a resultant subcontract.

  (b)
  Representation The offeror represents that it:

  (1)
  (   ) Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

  (2)
  (X) Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

      Any subcontract resulting from this solicitation will include the Transportation of Supplies by Sea clause, DFARS 252.247-7023.

  (c)
  If the subcontractor has indicated above that it did not anticipate transporting any supplies by sea but, after award of the subcontract learns that supplies will be transported by sea. The subcontractor:

  (1)
  Shall notify the contractor of that fact; and,

  (2)
  Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause, DFARS 252.247-7023.

  (a)
  The subcontractor shall include this clause, including this paragraph (e), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.

K.16 Drug-Free Workplace (Far 52.223-06)

  (a)
  Definitions. As used in this clause—

    "Drug-free workplace" means the site(s) for the performance of work done in by the subcontractor in connection with a specific subcontract at which employees of the subcontractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

  (b)
  By submission of its offer, the offeror, if other than an individual, who is making an offer that exceeds $100,000, certifies and agrees that it will, not later than 30 calendar days after subcontract award:

  (1)
  Publish a statement notifying all employees that the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance is prohibited in the subcontractor's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

    (2)
    Establish an ongoing drug-free awareness program to inform employees about

    (i)
    The dangers of drug abuse in the workplace;

    (ii)
    The subcontractor's policy of maintaining a drugfree workplace;

    (iii)
    Any available drug counseling, rehabilitation, and employee assistance programs; and

    (iv)
    The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace.

    (3)
    Provide all employees with a copy of the statement required by (b)(1) above.

    (4)
    Notify all employees, in writing, in the statement required by (b)(1) above, that as a condition of continued employment, the employee will—

    (i)
    Abide by the terms of the statement; and

    (ii)
    Notify the employer, in writing, of the employee's conviction under a criminal drug statue for a violation occurring in the workplace not later than five (5) calendar days after such conviction.

    (5)
    Notify the Contractor, in writing within ten (10) calendar days after receiving employee notice referred to above, from an employee or otherwise receiving actual notice of such conviction. The notice shall include the position title of the employee;

    (6)
    Within thirty (30) calendar days after receiving employee notice referred to above, take one of the following actions with respect to any employee who is convicted of a drug abuse violation occurring the workplace;

    (i)
    Taking appropriate personnel action against such employee, up to and including terminations; or

    (ii)
    Require such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program approved for such purposes.

    (7)
    Make a good faith effort to maintain a drug-free workplace through implementation of (b)(1) through (b)(6) of this provision.

  (c)
  By submission of its offer, if an individual, who is making an offer of any dollar value, certifies and agrees that the offeror will not engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance in the performance of the subcontract resulting from this solicitation.

  (d)
  Failure of the offeror to provide the certification required by (b) or (c) of this provision renders the offeror unqualified and ineligible for award. (See FAR 9.104-l(g) and 19.6021 (a)(2)(i).)

K.17 Clean Air and Water Certification (Far 52.223-1)

  The offeror certifies that:

  (a)
  Any facility to be used in the performance of this proposed subcontract is (   ), is not (X) listed on the Environmental Protection Agency List of Violating Facilities.

  (b)
  The offeror will immediately notify the Contractor, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the offeror proposes to use for the performance of a subcontract is under consideration to be listed on the EPA List of Violating Facilities; and,

  (c)
  The offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

K.18 Certification of Toxic Chemical Release Reporting (52.223-13)

  (a)
  Submission of this certification is a prerequisite for making or entering into this subcontract imposed by Executive order 12969, August 8, 1995.

  (b)
  By signing this offer, the offeror certifies that

  (1)
  As the owner or operator of facilities that will be used in the performance of this subcontract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community right-to-Know Act of 1986 (EPCRA) (42 U.S.C., 11023) and section 6067 of the Pollution Prevention Act of 1990 (PPA) (42 U. S.C. 13106), the offeror will file and continue to file for such facilities for the life of the subcontract the Toxic Chemical Release Inventory Form (Form R) as described in section 313(a) and (g) of EPCRA and section of 65607 of PPA; or

  (2)
  None if its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility if exempt for at least one of the following reasons: (Check each block that is applicable).

(X)	(i) The facility does not manufacture, process, or otherwise use any toxic chemicals listed under section 313(c) or EPCRA, 42 U.S.C. 11023(c);
(X)	(ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) or EPCRA, 42 U.S.C. 11023(b)(1)(A);
(X)
(iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. l1023(f) (including the alternative thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);
(X)	(iv) The facility does not fall within Standard Industrial Classification Code (SIC) designations 20 through 39 as set forth in Section 19.102 of the FAR; or
( )
(v) The facility is not located within any State of the United States, the District of Columbia, the Commonwealth f Puerto Rico, Guam, American Samoa, the United Stated virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

K.19 Disclosure of Ownership Or Control By A Foreign Government That Supports Terrorism (DFARS 252.209-7001)

  (A)
  Definitions "Significant interest," as used herein, means:

  (1)
  Ownership of or beneficial interest in five percent of more of the firm's or subsidiary's securities. Beneficial interest includes holding five percent or more of any class of the firm's securities in "nominee shares," "street names." or some other method of holding securities that does not disclose the beneficial owner;

  (2)
  Holding a management position in the firm, such as a director or officer;

  (3)
  Ability to control or influence the election, appointment, or tenure of directories of officers in the firm:

  (4)
  Ownership of ten percent or more of the assets of a firm such as equipment, buildings, real estate or other tangible assets of the firm; or,

  (5)
  Holding 50 percent or more of the indebtedness of a firm.

  (B)
  Disclosure The offeror shall disclose any significant interest the governments of Cuba, Iran, Iraq, Libya, North Korea or Syria has in the offeror or a subsidiary of the offeror. If the offeror is a subsidiary, it shall also disclose any significant interest each above government has in any firm that owns or controls the subsidiary. If none, leave blank.

(Signature of offeror's officer/employee responsible for this bid)	(Typed Name)	(Date)

(Signature of offeror's officer/employee responsible for this bid)	(Typed Name)	(Date)

PART IV- IN ADDITION TO PARTS I, II, AND III, COMPLETE ARTICLE K.21 FOR ALL PROCUREMENTS OVER $500,000.

K.20 Cost Accounting Standards Notices and Certification (Aug. 1992) (Far 52.230-1)

  NOTE: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

  Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant subcontract.

  If the Offeror is an educational institution, Part II does not apply unless the contemplated subcontract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-2(c)(f) or 9903.201-2(c)(6), respectively.

  I.
  DISCLOSURE STATEMENT COST ACCOUNTING PRACTICES AND CERTIFICATION

  (a)
  Any subcontract in excess of $500,000 resulting from this solicitation, except subcontracts in which the price negotiated is based on (1) established catalog or market prices of commercial items sold in substantial quantities to the general public, or (2) prices set by law or regulation, will be subject to the requirements of the CAS Board (48 CFR Chapter 99) except for those subcontracts which are exempt as specified in 48 CFR 9903.201-1., or

  (b)
  Any offeror submitting a proposal which, if accepted, will result in a subcontract subject to the requirements of 48 CFR Chapter 99 must, as a condition of subcontracting, submit a Disclosure Statement as required by 48 CFR 9903.2.2. When required, the Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the Offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) below.

  CAUTION: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

    (c)
    Offeror shall check the appropriate box below:

    (1)
    (   ) Certificate of Concurrent Submission of Disclosure Statement.

      The offeror hereby certifies that, as a part of its offer, copies of the Disclosure Statement have been submitted as follows: (i) original and one copy to the offeror's cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable, and (ii) one copy to the offeror's cognizant Federal auditor.

      (Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the FAR.)

Date of Disclosure Statement:

Name and Address of ACO where filed:

Street Address:

City, State, Zip Code:

Name of ACO:

    The offeror further certifies that practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

      (2)
      (   ) Certificate of Previously Submitted Disclosure Statement

Date of Disclosure Statement:

Name and Address of ACO where filed:

Street Address:

City, State, Zip Code:

Name of ACO:

    The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement

      (3)
      (   ) Certificate of Monetary Exemption.

        The offeror hereby certifies that the Offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling more than $25 million (of which at least one award exceeded $1 million) in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contractor immediately.

      (4)
      (   ) Certification of Interim Exemption.

        The offeror hereby certifies that (i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) above, in the cost accounting period immediately preceding the period in which this offer was submitted; and, (ii) in accordance with 48 CFR 9903.202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contractor, in the form specified under (c)(1) or (c)(2) above, as appropriate, to verify submission of a completed Disclosure Statement.

        CAUTION:  Offerors currently required to disclose because they were awarded a CAS covered prime contract or subcontract of $25 million or more in the current cost accounting period, may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

  II.
  COST ACCOUNTING STANDARDS ELIGIBILITY FOR MODIFIED CONTRACT COVERAGE

    If offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant subcontract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

( )	The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903-201.2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $25 million in awards of CAS-covered prime contract and subcontract, or the offeror did not receive a single CAS-covered award exceeding $1 million. The offeror further certified that if such status changes before an award resulting from this proposal, the offeror will advise the Contractor immediately.

    CAUTION:  An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $25 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $25 million or more.

  III.
  ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING CONTRACTS

    The offeror shall indicate below whether award of the contemplated subcontract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in offeror's established cost accounting practices affecting existing contracts and subcontracts.

    (   )  YES        (   )    NO

Representations and Certifications Form

Note:

        SIGNAL will not award a Purchase Order/Subcontract prior to the return of this completed, signed and dated Representations and Certifications Form.

        Failure to return this form properly executed with the firm's offer pursuant to a SIGNAL solicitation shall be grounds for rejection of your offer.

        This is to certify, to the best of my knowledge and belief, that the representations and certifications made herein by the offeror are accurate and current as of the date indicated below.

Offeror's Name:	ARGUS NETWORKS, INC.
Address:	207 House Ave, Suite 104, Camp Hill, PA 17011
Name of Person Authorized to Sign:	DAVID L. JANNETTA
Signature:	/s/ DAVID L. JANNETTA
Date:	4/27/99

QuickLinks

PART I—COMPLETE ARTICLES K.1 To K.9 FOR ALL PROCUREMENTS
PART II—IN ADDITION TO PART I, ARTICLES K.10 THROUGH AND K.12 ARE TO BE COMPLETED FOR ALL PROCUREMENTS $10,000 OR MORE
PART III- IN ADDITION TO PARTS I AND II, ARTICLES K.13 THROUGH K.24 ARE TO BE COMPLETED FOR ALL PROCUREMENTS $100,000 OR MORE.
PART IV- IN ADDITION TO PARTS I, II, AND III, COMPLETE ARTICLE K.21 FOR ALL PROCUREMENTS OVER $500,000.